Exhibit 99.1
CONTACT:     Paul D. Baker
Comverse, Inc.
212-739-1060

Comverse Announces Fiscal 2013 First Quarter Results;
Conference Call to be Held Today at 8:00 AM

WAKEFIELD, MA, June 13, 2013 - Comverse, Inc. (“Comverse”; Nasdaq: CNSI) today announced its results for the three months ended April 30, 2013.
Consolidated Highlights: Below is selected consolidated financial information for the three months ended April 30, 2013 and 2012, prepared in accordance with generally accepted accounting principles (“GAAP”), except as noted.

Comverse, Inc.:	Three Months Ended April 30,
(In thousands expect per share data)	2013	2012

Total revenue	$155,818	$137,750
Costs and expenses
Cost of revenue	90,964	95,423
Research and development, net	16,080	19,072
Selling, general and administrative	36,710	45,458
Other operating expenses	4,221	680
Total costs and expenses	147,975	160,633
Income (loss) from operations	7,843	(22,883)
Expense adjustments	(2,116)	6,786
Comverse performance (1)	5,727	(16,097)

Interest expense	(188)	(196)
Depreciation and Amortization	(4,569)	(8,045)

Operating Margin	5.0%	(16.6)%
Comverse performance margin	3.7%	(11.7)%

Net cash provided by (used in) operating activities - continuing operations (2)	$9,863	$(45,699)

(1) "Comverse performance" has not been prepared in accordance with GAAP. See “Presentation of Non-GAAP Financial Measures” below.
(2) Includes approximately $10.9 million of cash proceeds related to an Italian VAT refund received on April 30, 2013.

Philippe Tartavull, President & CEO of Comverse, Inc., said, “Comverse continues to focus on improving operating efficiency and performance. We have advanced our BSS delivery and professional services capabilities, successfully achieving 18 go-live deployments of Comverse ONE in the past 12 months, with customers gaining immediate business results. Additionally, we have invested in supporting our Kenan customer base offering multiple roadmap options that fit their business needs. Our VAS offering continues to demonstrate global market leadership, and we are focusing our roadmap and go-live activities in IP messaging, SaaS and hosting initiatives. As previously discussed, we are seeing good momentum in our managed services offering. Finally, we continue to build upon our strong financial position, and we now have $336 million in total cash, including restricted cash, and no debt.”

Comverse BSS and VAS Segment Highlights:
Comverse's reportable segments consist of Comverse Business Support Systems (“Comverse BSS”) and Comverse Value Added Services (“Comverse VAS”). The results of operations of all the other operations of the company, including the Comverse Mobile Internet operating segment, Comverse's Netcentrex operations, Comverse's global corporate functions that support its business units and Exalink, are included in the column captioned “Comverse Other” as part of Comverse's business segment presentation. As a result of the completion of the sale of Starhome on October 19, 2012, Starhome's results of operations are included in discontinued operations for the three months ended April 30, 2012.
Below is selected financial information for the three months ended April 30, 2013 and 2012 for the Comverse BSS and Comverse VAS segments, as well as Comverse Other:

	Three Months Ended April 30,
	2013	2012
	(Dollars in thousands)
SEGMENT RESULTS
Comverse BSS
Segment revenue	$71,665	$57,680
Gross margin	39.3%	32.8%
Income from operations	15,002	4,397
Operating margin	20.9%	7.6%
Segment performance	15,799	9,101
Segment performance margin	22.0%	15.8%
Comverse VAS
Segment revenue	$76,214	$65,922
Gross margin	39.8%	42.0%
Income from operations	22,678	15,840
Operating margin	29.8%	24.0%
Segment performance	22,686	16,613
Segment performance margin	29.8%	25.2%
Comverse Other (a)
Segment revenue	$7,939	$14,148
Gross margin	80.0%	(30.4)%
Loss from operations	(29,837)	(43,120)
Operating margin	(375.8)%	(304.8)%
Segment performance	(32,758)	(41,811)
Segment performance margin	(412.6)%	(295.5)%
(a) Consists of all of our operations other than the Comverse BSS and Comverse VAS segments.

Selected Balance Sheet Highlights: Below is selected balance sheet data as of April 30, 2013 and January 31, 2013:

	As of
(In millions)	April 30, 2013	January 31, 2013
Cash and cash equivalents	268.5	262.9
Restricted cash (including long-term restricted cash) and bank time deposits	67.5	42.5
Total	336.0	305.4

On February 4, 2013, in connection with the closing of the Verint Merger Agreement, CTI placed $25.0 million in escrow to support indemnification claims to the extent made against us by Verint and any cash balance remaining in such escrow fund 18 months after the closing of the Verint Merger, less any claims made on or prior to such date, will be released to us.
On April 30, 2013, the Company received an Italian VAT refund approximating $10.9 million, which was recognized as a reduction of service costs in the condensed consolidated statement of operations for the three months ended April 30, 2013.
Conference Call Details
Comverse will be conducting a conference call today, June 13, 2013 at 8:00 a.m. EDT. To listen to the conference call live, dial 678-825-8369. Please dial-in at least five minutes before the scheduled start time. A live webcast can be accessed at www.comverse.com.
A replay of the call will be available, beginning at approximately 11:00 a.m. on June 13, 2013 for two days, at 404-537-3406, and archived via webcast at www.comverse.com. The replay access code is 93261649.
Segment Performance
We evaluate our business by assessing the performance of each of our operating segments. Our Chief Executive Officer is our chief operating decision maker (“CODM”). The CODM uses segment performance, as defined below, as the primary basis for assessing the financial results of the operating segments and for the allocation of resources. Segment performance, as we define it in accordance with the Financial Accounting Standard Board's (“FASB”) guidance relating to segment reporting, is not necessarily comparable to other similarly titled captions of other companies.
Segment performance is computed by management as income (loss) from operations adjusted for the following: (i) stock-based compensation expense; (ii) amortization of acquisition-related intangibles; (iii) compliance-related professional fees; (iv) compliance-related compensation and other expenses; (v) impairment of property and equipment; (vi) litigation settlements and related costs; (vii) Italian VAT refund recovery recorded within operating expenses; (viii) restructuring charges; and (ix) certain other gains and charges. Compliance-related professional fees and compliance-related compensation and other expenses relate to fees and expenses recorded in connection with CTI’s and our efforts to (a) complete financial statements and audits of such financial statements and (b) remediate material weaknesses in internal control over financial reporting.
Presentation of Non-GAAP Financial Measures
We provide Comverse performance, a non-GAAP financial measure, as additional information for our operating results. This measure is not in accordance with, or an alternative for, GAAP financial measures and may be different from, or not comparable to similarly titled or other non-GAAP financial measures used by other companies. We believe that the presentation of this non-GAAP financial measure provides useful information to investors regarding certain additional financial and business trends relating to our results of operations as viewed by management in monitoring our businesses, reviewing financial results and for planning purposes. See “Consolidated Reconciliation of GAAP to Non-GAAP Financial Measures” below.
About Comverse, Inc.
Comverse® is a leading provider of telecom business enablement solutions that support service innovation and smart monetization through a rich portfolio of BSS, Data Management and Monetization, Digital Services, Value Added Services, IP Communications and Professional Services. Comverse's extensive customer base spans more than 125 countries and covers over 450 communication service providers serving more than two billion subscribers. Our innovative product portfolio enables communication service providers to unleash the value of the network for their customers by making their networks smarter. Comverse's solutions are available in a variety of delivery models, including on-site, cloud, hosted and managed services. Comverse is ranked number 55 in PwC's Global 100 Software Leaders list. For more information, visit www.comverse.com

Forward-Looking Statements
This press release includes “forward-looking statements.” Forward-looking statements include financial projections, statements of plans and objectives for future operations, statements of future economic performance, and statements of assumptions relating thereto. In some cases, forward-looking statements can be identified by the use of terminology such as “may,” “expects,” “plans,” “anticipates,” “estimates,” “believes,” “potential,” “projects,” “forecasts,” “intends,” or the negative thereof or other comparable terminology. By their very nature, forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause actual results, performance and the timing of events to differ materially from those anticipated, expressed or implied by the forward-looking statements in this press release. Such risks or uncertainties may give rise to future claims and increase exposure to contingent liabilities. These risks and uncertainties arise from (among other factors) the risk that our managed service offering may not grow as expected and the additional risks described in the sections entitled “Forward-Looking Statements” and Item 1A, “Risk Factors” and elsewhere in the company's Annual Report on Form 10-K filed with the SEC on May 16, 2013, or in subsequently filed periodic, current or other reports. We undertake no commitment to update or revise any forward-looking statements except as required by law.
These risks and uncertainties discussed above, as well as others, are discussed in greater detail in our filings with the SEC. The documents and reports we file with the SEC are available through us, or our website, www.comverse.com, or through the SEC's Electronic Data Gathering, Analysis, and Retrieval system (EDGAR) at www.sec.gov.

COMVERSE, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED AND COMBINED STATEMENTS OF OPERATIONS
(UNAUDITED)
(In thousands, except share and per share data)

	Three Months Ended April 30,
	2013	2012
Revenue:
Product revenue	$52,904	$47,586
Service revenue	102,914	90,164
Total revenue	155,818	137,750
Costs and expenses:
Product costs	27,634	25,833
Service costs	63,330	69,590
Research and development, net	16,080	19,072
Selling, general and administrative	36,710	45,458
Other operating expenses:
Restructuring charges	4,221	680
Total costs and expenses	147,975	160,633
Income (loss) from operations	7,843	(22,883)
Interest income	172	222
Interest expense	(188)	(196)
Interest expense on notes payable to CTI	—	(109)
Other expense, net	(6,130)	(1,437)
Income (loss) before income tax provision	1,697	(24,403)
Income tax provision	(4,837)	(2,194)
Net loss from continuing operations	(3,140)	(26,597)
Income from discontinued operations, net of tax	—	429
Net loss	(3,140)	(26,168)
Less: Net income attributable to noncontrolling interest	—	(154)
Net loss attributable to Comverse, Inc.	$(3,140)	$(26,322)
Weighted average common shares outstanding:
Basic and diluted	22,005,506	21,923,241
Net loss attributable to Comverse, Inc.
Net loss from continuing operations	$(3,140)	$(26,597)
Income from discontinued operations, net of tax	—	275
Net loss attributable to Comverse, Inc.	$(3,140)	$(26,322)
Loss per share attributable to Comverse, Inc.’s stockholders:
Basic and diluted (loss) earnings per share
Continuing operations	$(0.14)	$(1.21)
Discontinued operations	—	0.01
Basic and diluted loss per share	$(0.14)	$(1.20)

COMVERSE, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)
(In thousands, except share and per share data)

	April 30, 2013	January 31, 2013
ASSETS
Current assets:
Cash and cash equivalents	$268,502	$262,921
Restricted cash and bank time deposits	28,719	28,484
Accounts receivable, net of allowance of $8,173 and $8,841, respectively	114,170	123,612
Inventories	23,893	24,800
Deferred cost of revenue	30,972	34,031
Deferred income taxes	17,296	17,938
Prepaid expenses and other current assets	32,699	35,119
Total current assets	516,251	526,905
Property and equipment, net	38,852	37,442
Goodwill	149,777	149,987
Intangible assets, net	7,250	7,909
Deferred cost of revenue	64,647	72,121
Deferred income taxes	8,602	9,421
Other assets	79,222	54,005
Total assets	$864,601	$857,790
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable and accrued expenses	$174,008	$185,611
Deferred revenue	321,241	320,347
Deferred income taxes	7,484	7,689
Income taxes payable	3,694	8,538
Total current liabilities	506,427	522,185
Deferred revenue	135,656	143,725
Deferred income taxes	41,773	41,767
Other long-term liabilities	177,375	168,876
Total liabilities	861,231	876,553
Commitments and contingencies
Equity:
Comverse, Inc. stockholders’ equity:
Common stock, $0.01 par value - authorized, 100,000,000 shares; issued 22,188,312 and 21,934,569 shares, respectively; outstanding, 22,164,349 and 21,933,427 shares, respectively	222	219
Treasury stock, at cost, 23,963 and 1,142 shares, respectively	(663)	(33)
Accumulated deficit	(46,077)	(42,937)
Additional paid in capital	26,335	2,237
Accumulated other comprehensive income	23,553	21,751
Total equity	3,370	(18,763)
Total liabilities and equity	$864,601	$857,790

COMVERSE, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED AND COMBINED STATEMENTS OF CASH FLOWS
(UNAUDITED)
(In thousands)

	Three Months Ended April 30,
	2013	2012
Cash flows from operating activities:
Net cash provided by (used in) operating activities - continuing operations	$9,863	$(45,699)
Net cash used in operating activities - discontinued operations	—	(1,336)
Net cash provided by (used in) operating activities	9,863	(47,035)
Cash flows from investing activities:
Purchase of property and equipment	(3,038)	(1,683)
Net change in restricted cash and bank time deposits	(25,000)	88
Proceeds from asset sales	47	265
Other, net	—	(75)
Net cash used in investing activities	(27,991)	(1,405)
Cash flows from financing activities:
Decrease in net investment by CTI	—	(728)
Borrowings under note payable to CTI	—	500
CTI capital contribution	25,000	—
Repayment of financing obligations	—	(29)
Repurchase of common stock	(629)	—
Proceeds from exercises of stock options	25	—
Net cash provided by (used in) financing activities	24,396	(257)
Effects of exchange rates on cash and cash equivalents	(687)	545
Net increase (decrease) in cash and cash equivalents	5,581	(48,152)
Cash and cash equivalents, beginning of period including cash from discontinued operations	262,921	193,192
Cash and cash equivalents, end of period including cash from discontinued operations	268,502	145,040
Less: cash and cash equivalents of discontinued operations, end of period	—	(31,055)
Cash and cash equivalents, end of period	$268,502	$113,985
Non-cash investing and financing transactions:
Accrued but unpaid purchases of property and equipment	$1,205	$405
Inventory transfers to property and equipment	$1,544	$589

COMVERSE, INC. AND SUBSIDIARIES
CONSOLIDATED RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(Unaudited)

Table of Reconciliation from GAAP Income (loss) from operations to Non GAAP Comverse Performance	Three Months Ended April 30,
(Dollars in thousands)	2013	2012
Income (loss) from operations	$7,843	$(22,883)
Expense Adjustments:
Stock-based compensation expense	3,094	1,431
Amortization of acquisition-related intangibles	649	4,074
Compliance-related professional fees	436	(136)
Compliance-related compensation and other expenses	52	1,118
Impairment of property and equipment	38	22
Litigation settlements and related costs, net of recoveries	(24)	(230)
Italian VAT refund recovery recorded within operating expenses	(10,861)	—
Restructuring charges	4,221	680
Gain on sale of fixed asset	(11)	—
Other, net	290	(173)
Total expense adjustments	(2,116)	6,786
Comverse performance	$5,727	$(16,097)

COMVERSE, INC. AND SUBSIDIARIES
BUSINESS SEGMENT INFORMATION
(Unaudited)

	Comverse BSS	Comverse VAS	Comverse Other	Consolidated
	(In thousands)
Three Months Ended April 30, 2013
Total revenue	$71,665	$76,214	$7,939	$155,818
Total costs and expenses	$56,663	$53,536	$37,776	$147,975
Income (loss) from operations	$15,002	$22,678	$(29,837)	$7,843
Computation of segment performance:
Segment revenue	$71,665	$76,214	$7,939
Total costs and expenses	$56,663	$53,536	$37,776
Segment expense adjustments:
Stock-based compensation expense	—	—	3,094
Amortization of acquisition-related intangibles	649	—	—
Compliance-related professional fees	—	—	436
Compliance-related compensation and other expenses	122	7	(77)
Impairment of property and equipment	26	1	11
Litigation settlements and related cost, net of recoveries	—	—	(24)
Italian VAT refund recovery recorded within operating expenses	—	—	(10,861)
Restructuring charges	—	—	4,221
Gain on sale of fixed assets	—	—	(11)
Other, net	—	—	290
Segment expense adjustments	797	8	(2,921)
Segment expenses	55,866	53,528	40,697
Segment performance	$15,799	$22,686	$(32,758)
Interest expense	$—	$—	$(188)	$(188)
Depreciation and amortization	$(1,486)	$(1,220)	$(1,863)	$(4,569)

COMVERSE, INC. AND SUBSIDIARIES
BUSINESS SEGMENT INFORMATION
(Unaudited)

	Comverse BSS	Comverse VAS	Comverse Other	Consolidated
	(In thousands)
Three Months Ended April 30, 2012
Total revenue	$57,680	$65,922	$14,148	$137,750
Total costs and expenses	$53,283	$50,082	$57,268	$160,633
Income (loss) from operations	$4,397	$15,840	$(43,120)	$(22,883)
Computation of segment performance:
Segment revenue	$57,680	$65,922	$14,148
Total costs and expenses	$53,283	$50,082	$57,268
Segment expense adjustments:
Stock-based compensation expense	—	—	1,431
Amortization of acquisition-related intangibles	4,074	—	—
Compliance-related professional fees	—	—	(136)
Compliance-related compensation and other expenses	630	773	(285)
Impairment of property and equipment	—	—	22
Litigation settlements and related costs, net of recoveries	—	—	(230)
Restructuring charges	—	—	680
Other, net	—	—	(173)
Segment expense adjustments	4,704	773	1,309
Segment expenses	48,579	49,309	55,959
Segment performance	$9,101	$16,613	$(41,811)
Interest expense	$—	$—	$(196)	$(196)
Depreciation and amortization	$(4,863)	$(1,201)	$(1,981)	$(8,045)